UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026 (March 31, 2026)

CATALYST CREW TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Rómulo Gallegos con Av. Las Palmas

Edif. Torre Gerencial Los Andes

Caracas 1071, Venezuela

(Address of principal executive offices, including zip code.)

+1 787 476 2350

(Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Catalyst Crew Technologies Corp.

Form 8-K

Current Report

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, the Board of Directors of Catalyst Crew Technologies Corp. (the “Company”) appointed Carlos Peña, age 38, as Chief Financial Officer of the Company, effective immediately.

Mr. Peña has over ten years of experience in accounting, financial management, and audit support. Over the past five years, from 2021 to the present, Mr. Peña has worked as an independent accountant providing financial reporting, tax compliance, payroll administration, and related accounting services to various businesses. From March 2024 to the present, Mr. Peña has served as Supervisor of Administration and Finance for Aerovip, an aviation company based in Caracas, Venezuela, where he is responsible for overseeing financial operations, budgeting, internal controls, financial reporting, and audit coordination. From 2023 to 2024, Mr. Peña also provided accounting and audit support services through Morales, Morales y Asociados, where he participated in audit procedures, internal control evaluations, and financial reporting processes. From 2020 to 2021, Mr. Peña worked with GSI Food Inc. as an accounts payable analyst, where he was responsible for managing expense processes, financial reporting support, and monthly close activities. Earlier in his career, Mr. Peña held accounting and finance roles with organizations including Ostos, Velazquez & Asociados (KPMG affiliate), Netser Venezuela, Vivir Seguros, and Banesco Seguros, where he gained experience in tax compliance, financial reporting, reconciliations, and internal controls. Mr. Peña holds a degree in Public Accounting from Universidad Alejandro de Humboldt in Caracas, Venezuela.

There are no family relationships between Mr. Peña and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Peña and any other persons pursuant to which he was appointed as Chief Financial Officer. Additionally, there are no related party transactions between Mr. Peña and the Company that require disclosure.

As of the date of this report, the Company has not entered into a formal employment agreement with Mr. Peña and no compensation arrangements have been finalized. The Company intends to determine appropriate compensation for Mr. Peña at a later date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST CREW TECHNOLOGIES CORP.

Dated: April 8, 2026	By:	/s/ Kevin Rodan Levy
Kevin Rodan Levy
Chief Executive Officer and Director

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